UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2005

LANTRONIX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16027	33-0362767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15353 Barranca Parkway, Irvine, California 92618
(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code:  (949) 453-3990

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Item 2.02 - Results of Operations and Financial Condition

On September 8, 2005, Lantronix, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended June 30, 2005.  The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. On September 8, 2005, the Company held a conference call announcing its financial results for the quarter and fiscal year ended June 30, 2005.  A copy of the transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Subsequent to the September 8, 2005 announcement of the Company’s preliminary fourth quarter and full fiscal year results for 2005, the Company has made certain adjustments to its announced results. During the fourth fiscal quarter, adjustments were identified which pertained to the Company’s unaudited first, second and third fiscal 2005 quarters. The unaudited quarterly financial information for those fiscal 2005 quarters has been restated to reflect adjustments to net loss from continuing operations and net loss, and to properly (i) accrue professional fees and other accrued liabilities by reducing selling, general and administrative expenses as originally reported in the Company's first, second and third fiscal quarter 2005 consolidated financial statements by $106,000, $107,000 and $116,000, respectively, and (ii) account for a stock option grant by reducing stock-based compensation expense as originally reported in the Company’s first, second and third fiscal 2005 quarters consolidated financial statements by $118,000, $10,000 and $30,000, respectively. The effect of these and other adjustments modifies the results which were announced in the Company's September 8, 2005, press release and discussed in the September 8, 2005, conference call for the fourth fiscal quarter from a net loss of $15,000 to a net loss of $549,000 and for the full 2005 fiscal year from a new loss of $6.957 million to a net loss of $7.004 million.

As a result of the restatement described above, the information included in the press release attached hereto as Exhibit 99.1 and the transcript attached hereto as Exhibit 99.2 should not be relied upon and we direct your attention to our Annual Report on Form 10-K, filed on September 28, 2005, including Item 9 and Note 16 to the financial statements contained therein.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K and the Exhibits attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01         Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

(c)	Exhibits

99.1	Press release dated September 8, 2005, announcing financial results for the quarter and fiscal year ended June 30, 2005.

99.2	Transcript of conference call on September 8, 2005 discussing financial results for the quarter and fiscal year ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2005

LANTRONIX, INC.,
a Delaware corporation

By:	/S/ JAMES W. KERRIGAN
James W. Kerrigan
Chief Financial Officer

Exhibit Index

99.1	Press release dated September 8, 2005, announcing financial results for the quarter and fiscal year ended June 30, 2005.

99.2	Transcript of conference call on September 8, 2005 discussing financial results for the quarter and fiscal year ended June 30, 2005.

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